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                                                                    Exhibit 23.1

                             Accountants' Consent

The Board of Directors
Adolor Corporation:

      We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                        /s/ KPMG LLP


Philadelphia, Pennsylvania

August 23, 2001